                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            DIGITAL LIGHTWAVE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         (Logo Digital Lightwave, Inc.)

                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE
                           CLEARWATER, FLORIDA 33760
                               T: (727) 442-6677
                            HTTP://WWW.LIGHTWAVE.COM

                                                              September 15, 2000

Dear Stockholder:

     You are cordially invited to attend the Company's 2000 Annual Meeting of Stockholders to be held on September 29, 2000. The meeting will begin promptly at 10:30 a.m., local time, at the Renaissance Vinoy Resort, 501 Fifth Avenue N.E., St. Petersburg, Florida 33701.

     The official Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

     The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

     Members of the Company's Board of Directors and management look forward to greeting personally those stockholders who are able to attend.

                                           Sincerely,

                                           /s/ Gerry Chastelet
                                           -----------------------------
                                           Gerry Chastelet
                                           President and Chief Executive
                                           Officer

                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE
                           CLEARWATER, FLORIDA 33760

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 2000

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Digital Lightwave, Inc., a Delaware corporation (the "Company"), will be held at the Renaissance Vinoy Resort, 501 Fifth Avenue N.E., St. Petersburg, Florida 33701 on Friday, September 29, 2000, at 10:30 a.m., local time, for the following purposes:

          1. To elect four (4) directors of the Company to hold office until the 2001 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

          2. To approve the Company's Amended and Restated 1996 Stock Option Plan which effects the following changes to the plan: (i) increases the number of shares reserved under the plan by 3,000,000 shares to 8,000,000 shares, (ii) limits the number of option shares which may be granted to a single individual each fiscal year, (iii) authorizes the transfer of options to certain family members and family trusts, (iv) eliminates or modifies certain restrictions as permitted by recent amendments to Rule 16b-3 issued by the Securities and Exchange Commission under Section 16(b) of the Securities and Exchange Act of 1934; and (v) modifies the provisions governing the options in the event of a change in control of the Company;

          3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2000; and

          4. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on August 15, 2000 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person. A list of stockholders entitled to vote at the meeting will be available for inspection ten days prior to the Annual Meeting at the principal offices of the Company, 15550 Lightwave Drive, Clearwater, Florida, 33760.

     Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHOULD YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES AND ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

     Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          By Order of the Board of Directors,

                                          /s/ Steven H. Grant
                                          -----------------------------------
                                          Steven H. Grant
                                          Secretary

Clearwater, Florida
September 15, 2000

                            DIGITAL LIGHTWAVE, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

GENERAL INFORMATION.........................................    1

SHARES OUTSTANDING AND VOTING RIGHTS........................    1

PROPOSAL ONE -- ELECTION OF DIRECTORS.......................    5

PROPOSAL TWO -- APPROVE AMENDED AND RESTATED 1996 STOCK
  OPTION PLAN...............................................   17

PROPOSAL THREE -- RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
  AS INDEPENDENT AUDITOR....................................   25

OTHER BUSINESS..............................................   25

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL
  MEETING...................................................   25

                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE,
                           CLEARWATER, FLORIDA 33760
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                    THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            DIGITAL LIGHTWAVE, INC.
                        TO BE HELD ON SEPTEMBER 29, 2000
                             ---------------------

                              GENERAL INFORMATION

     Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of Digital Lightwave, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held at the Renaissance Vinoy Resort, 501 Fifth Avenue N.E., St. Petersburg, Florida 33701 on September 29, 2000 at 10:30 a.m., local time, (the "Meeting"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the "Proxy Card") to the stockholders of the Company is expected to commence on or about September 15, 2000. The Company's 1999 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The 1999 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

     The shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted "FOR" the election of the directors to the Board nominated by the Board, "FOR" the approval of the Amended and Restated 1996 Stock Option Plan and "FOR" the ratification of the selection of the independent auditor. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

     Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation materials to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. Except as described above, the Company does not intend to solicit proxies other than by mail.

                      SHARES OUTSTANDING AND VOTING RIGHTS

RECORD DATE AND SHARES OUTSTANDING

     Only holders of shares of Common Stock of record as of the close of business on August 15, 2000 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, 30,099,713 shares of Common

Stock (collectively, the "Shares") were issued and outstanding. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting.

QUORUM; BROKER NON-VOTES; ABSTENTIONS

     The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.

     Broker non-votes (i.e., Shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this Proxy Statement.

     Directors will be elected by a majority of votes of the Shares present in person or represented by proxy at the Meeting. Any of the Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for one director nominee results in another nominee receiving a larger portion of votes. The proposals submitted to the Company's stockholders in the Proxy Card must be approved by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" the proposal.

REVOCABILITY OF PROXY

     A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted "FOR" the slate of directors described herein, "FOR" the adoption of the Amended and Restated 1996 Stock Option Plan, "FOR" the ratification and approval of the Independent Auditor, and as to any other matter that may be properly brought before the Meeting, in accordance with the judgment of the proxy holders.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of September 1, 2000 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) all of the executive officers including executive officers named in the Summary Compensation Table (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group. To the knowledge of the Company, except as noted in the footnotes below, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
NAME                                                            NUMBER     PERCENT
----                                                          ----------   -------
Bryan J. Zwan(2)(3).........................................  17,941,750   59.2 %
Hugh Brian Haney(4).........................................   2,000,000    6.6
Gerry Chastelet(5)..........................................      64,835     *
Steven H. Grant(6)..........................................      30,444     *
George Matz(7)..............................................      28,829     *
Ali Haider(8)...............................................         669     *
James Green(9)..............................................      16,736     *
William F. Hamilton(10).....................................      33,333     *
William M. Seifert(11)......................................       3,333     *
Robert F. Hussey............................................           0     *
Peter A. Guglielmi..........................................           0     *
All executive officers and directors as a group (9
  persons)(12)..............................................     178,179     *

---------------

  *  Less than one percent
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 1, 2000 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
 (2) Includes 2,000,000 shares for which an option has been granted to Hugh Brian Haney pursuant to a litigation settlement and 15,941,750 shares held by Dr. Bryan J. Zwan or through affiliates controlled by Dr. Zwan, principally, ZG Nevada, Inc. or ZG Nevada LLP. Dr. Zwan's address is c/o Orrick, Herrington & Sutcliffe LLP, 1020 Marsh Road, Menlo Park, California 94025, Attn: Robert E. Freitas.
 (3) Includes 3,840,000 shares which are subject to forward sale agreements and pledge agreements with CSFB SAILS Corp.
 (4) Represents 2,000,000 shares for which an option has been granted by Bryan
     J. Zwan, pursuant to a litigation settlement. Mr. Haney assigned the option to HBH Assets, Ltd. whose address is P.O. Box 09770, Columbus, Ohio 43209-0770.
 (5) Consists of 4,377 shares of Common Stock and 60,458 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.
 (6) Consists of 10,915 shares of Common Stock and 19,529 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.
 (7) Consists of 28,829 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.
 (8) Consists of 669 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.
 (9) Consists of 70 shares of Common Stock and 16,666 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.

(10) Consists of 33,333 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.
(11) Consists of 3,333 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.
(12) Consists of 15,362 shares of Common Stock and 162,817 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of September 1, 2000.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

     The Company's Bylaws provide that the Board can fix the authorized number of directors from time to time between one (1) and nine (9). The Board currently consists of five (5) directors: Messrs. Hamilton, Chastelet, Seifert, Hussey and Guglielmi. Mr. Hussey was appointed by the Board on August 23, 2000 to fill the vacancy created by Dr. Bryan Zwan's resignation on August 22, 2000. Mr. Guglielmi was appointed to the Board on August 28, 2000. Director William Seifert will not be standing for re-election. Each director nominee elected at the Meeting will hold office until the next annual meeting of stockholders of the Company, or until his successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Each nominee has agreed to serve if elected. Management knows of no reason why any of these nominees would be unable or unwilling to serve; but, in the event that any director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee. THE BOARD RECOMMENDS VOTING "FOR" THE NOMINEES LISTED BELOW.

INFORMATION REGARDING DIRECTOR NOMINEES

     The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the four (4) director nominees at the Meeting.

                                                       PRINCIPAL OCCUPATION FOR THE PAST FIVE
NAME                                     AGE               YEARS AND OTHER DIRECTORSHIPS
----                                     ---           --------------------------------------
Dr. William F. Hamilton                  61    Dr. Hamilton has served as a director since 1997. He
                                                 is the Landau Professor of Management and Technology
                                                 at the Wharton School of the University of
                                                 Pennsylvania and has been a professor at the
                                                 University of Pennsylvania since July 1967. He is
                                                 also a director of the following public companies:
                                                 Hunt Corporation, Marlton Technologies, Inc. and
                                                 Neose Technologies, Inc.
Gerry Chastelet                          53    Mr. Chastelet joined Digital Lightwave on December 31,
                                                 1998 as President and Chief Executive Officer, and
                                                 was named Chairman of the Board in July 1999. Prior
                                                 to joining the Company, Mr. Chastelet served as
                                                 President and Chief Executive Officer of Wandel &
                                                 Goltermann Technologies, Inc., a global supplier of
                                                 communications test and measurement equipment, from
                                                 December 1995 to October 1998. From June 1993 to
                                                 November 1995, he served as Vice President Sales,
                                                 Marketing and Service-Americas and Asia Pacific for
                                                 Network Systems Corporation, a supplier of
                                                 channel-attached communications solutions for large
                                                 mainframe computers. From 1989 to 1993, he was Vice
                                                 President Sales, Marketing and Service for Gandalf
                                                 Systems Corporation. Mr. Chastelet holds a degree in
                                                 Electronics Engineering from Devry Institute of
                                                 Technology and is a graduate of the University of
                                                 Toronto Executive MBA Program. He also serves as a
                                                 director of Wave Rider Communications, Inc. and
                                                 Technology Research Corporation.
Robert F. Hussey                         51    Mr. Hussey was appointed by the Board to serve as a
                                                 director on August 23, 2000. Mr. Hussey was
                                                 President and CEO of MetroVision of North America,
                                                 Inc., a niche cable television

                                                       PRINCIPAL OCCUPATION FOR THE PAST FIVE
NAME                                     AGE               YEARS AND OTHER DIRECTORSHIPS
----                                     ---           --------------------------------------
                                                 company, from February 1991 until April 1997, when
                                                 it merged with York Hannover Health Care, Inc. Mr.
                                                 Hussey has been a director of IVEX Corporation since
                                                 May 1993, Digital Data Inc. since November 1997 and
                                                 Nur Macroprinters Ltd. since December 1997, as well
                                                 as on the board of advisors for Kaufmann Fund since
                                                 December 1996, Argentum Capital Partners, I and II
                                                 since June 1990, and Josephthal & Company, Inc.
                                                 since December 1997.
Peter A. Guglielmi                       57    Mr. Guglielmi was appointed by the Board to serve as a
                                                 director on August 28, 2000. Mr. Guglielmi is
                                                 Executive Vice President of Tellabs, Inc. He served
                                                 as the Executive Vice President, Chief Financial
                                                 Officer of Tellabs, Inc. from 1988 until 2000. From
                                                 1993 to 1997, he was President of Tellabs
                                                 International, Inc. Prior to joining Tellabs, Mr.
                                                 Guglielmi was Vice President of Finance and
                                                 Treasurer of Paradyne Corporation for five years.
                                                 Mr. Guglielmi presently serves on the boards of
                                                 Tellabs, Inc., JDS Uniphase Corporation and Internet
                                                 Communications Corporation.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The four (4) nominees for director receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Meeting and entitled to be voted for them shall be elected as directors of the Company. Votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors. THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES ABOVE LISTED.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers and directors of the Company and their ages as of the date of this Proxy Statement are as follows:

NAME                                        AGE                    POSITION
----                                        ---                    --------
Gerry Chastelet...........................  53    Chairman of the Board, President and Chief
                                                    Executive Officer
Steven H. Grant...........................  40    Executive Vice President, Finance, Chief
                                                    Financial Officer and Secretary
George Matz...............................  50    Executive Vice President, Global Sales
Ali Haider................................  49    Executive Vice President, Research and
                                                    Development
James Green...............................  49    Vice President, Production
Dr. William F. Hamilton(1)(2)(3)..........  61    Director
William Seifert(1)(2)(3)..................  50    Director
Robert F. Hussey..........................  51    Director
Peter A. Guglielmi........................  57    Director

---------------

(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating Committee

     A description of the background of each of the Company's current director nominees has been provided above under "Information Concerning Director Nominees." Following is a description of the background of each of the Company's executive officers:

          Mr. Grant currently serves as Executive Vice President, Finance, Chief Financial Officer and Secretary and joined the Company in September 1997. Prior to joining the Company, Mr. Grant served as Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary at Precision Systems, Inc. from July 1996 through September 1997. Mr. Grant also served as Executive Vice President, Chief Financial/Administrative Officer and Treasurer for Silver King Communications, Inc. from December 1992 through July 1996, and as Director of Corporate Finance, Investor Relations and Assistant Treasurer at Home Shopping Network from February 1989 through December 1992. Mr. Grant holds a Bachelor's Degree in Accounting from the University of Alabama and holds an MBA in Finance from the University of South Florida. On March 29, 2000, Mr. Grant, settled administrative proceedings with the Securities and Exchange Commission. Mr. Grant, without admitting or denying the Commission's findings, consented to the entry of an order that he cease and desist from committing or causing any violation or future violation of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, and Rules 12b-20 and 13a-13 thereunder.

          Mr. Matz currently serves as Executive Vice President, Global Sales and joined the Company in May 1998. Prior to joining the Company, Mr. Matz served as Vice President of Global Sales at Boston Technology, Inc., a supplier of systems, software and services to telecommunications companies, from December 1995 to May 1998. From August 1994 to December 1995, Mr. Matz served as Executive Director of Global Sales at Dale, Gesek, McWilliams and Sheridan, Inc., an international supplier of telecommunications products and services. From March 1990 to August 1994, Mr. Matz served as Director of North American Sales at Summa Four, Inc. Mr. Matz holds a B.S. degree from Wilkes University.

          Mr. Haider currently serves as Executive Vice President, Research and Development and joined the Company in September 1997. Prior to joining the Company, Mr. Haider was Director, Technical Support Center at AT&T/Paradyne Corporation from May 1996 to September 1997, Director, Engineering from May 1991 to May 1996, and Engineering Manager from July 1984 through May 1991. Mr. Haider holds a Masters Degree in Electrical Engineering from the University of Houston, a B.S. in Electrical Engineering from the University of Engineering and Technology, Lahore, Pakistan, and a B.S. in Physics and Math from Gordon College, University of Punjab.

          Mr. Green currently serves as Vice President, Production and joined the Company in August 1999 as a consultant. Prior to joining the Company, Mr. Green also served as Vice President-Operations for the MATCO Electronics Group from April 1993 to October 1995. Mr. Green is APICS Certified and also holds a CPM Certification.

BOARD OF DIRECTORS

     The Company's Bylaws provide that the Board can fix the authorized number of directors from time to time between one and nine. During fiscal 1999, the Board had four (4) members: Messrs. Chastelet, Hamilton, Seifert and Zwan. The Board currently has five (5) members: Messrs. Chastelet, Guglielmi, Hamilton, Hussey and Seifert. Mr. Hussey was appointed by the Board on August 23, 2000 to replace Dr. Bryan Zwan, who resigned on August 22, 2000. Mr. Guglielmi was appointed by the Board on August 28, 2000. Director William Seifert will not be standing for re-election. After the meeting, the Board will consist of four (4) members. There are no family relationships among any of the directors, director nominees or executive officers of the Company.

EXECUTIVE OFFICERS

     Digital Lightwave's executive officers are elected by the Board of Directors on an annual basis and serve until the next annual meeting of the Board of Directors or until their successors have been duly elected and qualified. There are no family relationships among any of the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1999, the Board held fifteen (15) regular meetings and thirteen (13) special meetings. Each director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served which occurred on or after the initiation of his term as a director.

     The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee. The Audit Committee is responsible for reviewing financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditor's activities and fees. The Audit Committee held three (3) meetings during fiscal 1999. During fiscal 1999, the audit committee was composed of Messrs. Hamilton and Seifert. The Compensation Committee is responsible for reviewing and approving, within its authority, compensation, benefits, training and other human resource policies. The Compensation Committee held eleven (11) meetings during fiscal 1999. During fiscal 1999, the compensation committee consisted of Messrs. Hamilton and Seifert. Each director who served on the Audit Committee or the Compensation Committee attended at least 75% of such respective committee's meetings held during fiscal 1999. In 1999, the Board formed a Nominating Committee to select nominees to the Board of Directors which initially consisted of Messers. Hamilton and Seifert. On August 8, 1999, Dr. Bryan Zwan was appointed to the Nominating Committee.

COMPENSATION OF DIRECTORS

     Directors of the Company who are not officers or employees of the Company receive an annual fee of $10,000. Directors are also reimbursed for travel and other expenses relating to attendance at meetings of the Board or committees. Under the Option Plan, independent directors are also eligible to receive stock options in consideration for their services. Each independent director receives an option for 25,000 shares of common stock upon joining the Board of Directors and receives an option for 10,000 shares of common stock upon each annual meeting thereafter. During 1999, each independent director received an option for 10,000 shares of common stock as a result of the 1999 annual meeting of stockholders. During 1999, Mr. Seifert exercised 30,000 shares of common stock resulting in proceeds of $727,082. Dr. Hamilton exercised 10,000 shares of common stock resulting in proceeds of $271,250.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, the Company's officers, directors and greater than ten percent stockholders complied with all applicable Section 16(a) filing requirements, except that Dr. Bryan Zwan filed one late Form 4 for a transaction.

                             EXECUTIVE COMPENSATION

     The following table shows, for the year ended December 31, 1999, the cash and other compensation awarded to, earned by or paid to Mr. Chastelet and each other executive officer who earned in excess of $100,000 for all services in all capacities (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                          ---------------------------
                                                                               AWARDS
                                            ANNUAL COMPENSATION              RESTRICTED       PAYOUTS
                                     ----------------------------------   -----------------   -------       ALL
                                                           OTHER ANNUAL   STOCK    OPTIONS/    LTIP        OTHER
                                      SALARY     BONUS     COMPENSATION   AWARDS     SARs     PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    ($)        ($)          ($)         ($)       (#)        ($)         ($)
---------------------------    ----  --------   --------   ------------   ------   --------   -------   ------------
Gerry Chastelet..............  1999  $276,066   $100,000    $2,924,065(1)  $--     225,000     $--        $24,500(2)(3)
  Chairman of the              1998     1,060         --            --      --     600,000      --             --
  Board, President and         1997        --         --            --      --          --      --             --
  Chief Executive Officer
Steven H. Grant..............  1999   201,541         --     1,890,312(1)   --     100,000      --          5,000(2)
  Executive Vice President,    1998   193,333     40,000            --      --     200,000      --          1,800(2)
  Finance, Chief Financial     1997    40,615         --            --      --      75,000(4)   --            500(2)
  Officer and Secretary
George Matz..................  1999   220,822     95,000     2,018,835(1)   --     102,500      --         17,000(2)(3)
  Executive Vice President,    1998   148,415     50,000            --      --     300,000      --          8,000(3)
  Global Sales                 1997        --         --            --      --          --      --             --
Ali Haider...................  1999   174,253         --       646,400(1)   --     142,000      --          2,125(2)
  Executive Vice President,    1998   149,443     22,275            --      --      48,000      --          1,963(2)
  Research and Development     1997    34,788     25,000            --      --      33,000(4)   --             --
James Green..................  1999    28,584(5)      --        15,000(6)   --      50,000      --             --
  Vice President, Production

---------------

(1) Reflects proceeds from stock options exercised, gross of income taxes.
(2) Reflects 401(k) matching contributions.
(3) Reflects Automobile Allowance.
(4) Represents options which were cancelled and reissued in 1998 and which are included in the 1998 grants list in this table.
(5) Began full time employment with the Company as the Vice President, Production, on October 13, 1999.
(6) Reflects fees paid for consulting services prior to joining Company as a full time employee.

STOCK OPTION GRANTS

     The following table sets forth information concerning stock options awarded to each of the Named Executive Officers during 1999. All such options were awarded under the Company's 1996 Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                 % OF TOTAL                                VALUE AT ASSUMED
                                                   OPTIONS                               ANNUAL RATES OF STOCK
                                      SHARES     GRANTED TO                             PRICE APPRECIATION FOR
                                    UNDERLYING    EMPLOYEES    EXERCISE                     OPTION TERM(1)
                                     OPTIONS      IN FISCAL     PRICE     EXPIRATION    -----------------------
                                     GRANTED        YEAR        ($/SH)       DATE           5%          10%
                                    ----------   -----------   --------   -----------   ----------   ----------
Gerry Chastelet(2)................    75,000(3)     3.36%      $5.6875     06/02/05      $145,072     $329,119
                                     150,000(4)     6.73        6.8750     08/03/05       350,724      795,672
Steven H. Grant(2)................    50,000(3)     2.24        5.6875     06/02/05        96,715      219,413
                                      50,000(4)     2.24        6.8750     08/03/05       116,908      265,224
George Matz(2)....................     2,500(6)     0.11        3.0310     03/31/05         1,636        4,602
                                      50,000(3)     2.24        5.6875     06/02/05        96,715      219,413
                                      50,000(4)     2.24        6.8750     08/03/05       116,908      265,224
Ali Haider(2).....................    29,500(5)     1.32        3.0310     03/31/05        19,301       54,303
                                      40,000(3)     1.80        5.6875     06/02/05        77,372      175,530
                                      50,000(4)     2.24        6.8750     08/03/05       116,908      265,224
                                      23,000(7)     1.03        3.3480     08/04/05        26,449       62,340
James Green(2)....................    50,000(4)     2.24        7.6250     10/13/05       129,661      294,158

---------------

(1) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements of the SEC and do not reflect the Company's estimate of future price growth.
(2) The option shares will vest on an accelerated basis upon the occurrence of certain conditions described in the section entitled "Employment Agreements and Severance Arrangements."
(3) One-ninth of the option shares vest each year over a three year period measured from the grant date. One-third of the options shares vest on December 2, 2004. Of the remaining one-third of the option shares, 95% of the shares vested on an accelerated basis upon the achievement of a specified revenue target, and the remaining 5% will vest on December 2, 2004.
(4) One-third of the option shares vest each year over a three year period measured from the grant date.
(5) The option shares will vest on September 30, 2004. The option shares will vest on an accelerated basis upon the completion of certain performance milestones prior to such date.
(6) The option shares will vest on September 30, 2004.
(7) One-third of the option shares vested on August 4, 1999, an additional one-third of the option shares vested on August 4, 2000, and the remaining one-third of the option shares will vest on August 4, 2001.

    AGGREGATED OPTION EXERCISES AND FISCAL YEAR END VALUES

     The following table sets forth certain information regarding options to purchase shares of Common Stock held as of December 31, 1999 by each of the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                                                                          VALUE OF UNEXERCISED
                                                            NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                               SHARES                       OPTIONS AT FY-END(#)              FY-END($)(1)
                            ACQUIRED ON       VALUE      ---------------------------   ---------------------------
                            EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                            ------------   -----------   -----------   -------------   -----------   -------------
Gerry Chastelet...........    100,000      $2,924,065          --         725,000              --     $43,785,688
Steven H. Grant...........     65,000       1,890,312      35,000         200,000       2,075,938      11,703,125
George Matz...............     75,000       2,018,835      75,000         252,500       4,467,188      14,858,673
Ali Haider................     23,666         646,400          --         166,834              --       9,835,238
James Green...............         --              --          --          50,000              --       2,818,750

---------------

(1) Values shown in these columns reflect the difference between the closing price of $64.00 on December 31, 1999 and the exercise price of the options and does not include the federal and state taxes due upon exercise.

STOCK PURCHASE PLAN

     On August 25, 1997, the Board approved the Stock Purchase Plan whereby 300,000 shares of Common Stock were reserved for issuance and purchase by employees of the Company to assist them in acquiring a stock ownership interest in the Company and to encourage them to remain employees of the Company. The Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code and permits eligible employees to purchase shares of Common Stock at a discount through payroll deductions during specified three month offering periods. No employee may purchase more than $25,000 worth of stock in any calendar year or 1,500 shares of Common Stock in any one offering period. The Stock Purchase Plan is administered by an Administrative Committee appointed by the Board and provides generally that the purchase price must not be less than 85% of the fair market value of the Common Stock on the first or last day of the offering period, whichever is lower. As of June 30, 2000, 178,063 shares have been purchased under the Stock Purchase Plan.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

     The Company entered into a letter agreement dated as of December 31, 1998 (the "Chastelet Agreement"), with Gerry Chastelet, the Company's Chairman of the Board, Chief Executive Officer and President. The Chastelet Agreement provides for: (1) employment at will; (2) an annual salary of $275,000; (3) a $150,000 signing bonus payable over two years; and (4) a performance bonus of up to 50% of his base salary to be paid based on 80% quantitative and 20% qualitative criteria to be established by the Company's board of directors. In addition, the Company granted to Mr. Chastelet stock options to purchase 600,000 shares of Common Stock at an exercise price of $2.313 per share, of which 100,000 stock options vest after each six months of employment. In the event of a change in control (as such term is defined in the Chastelet Agreement), Mr. Chastelet's unvested options will vest.

     The Company entered into a letter agreement dated as of April 13, 1998 and an addendum to the letter agreement dated February 9, 1999 (the "Matz Agreements"), with George J. Matz, the Company's Executive Vice President, Global Sales. The Matz Agreements provide for: (1) employment at will; (2) an annual salary of $225,000; (3) a $150,000 sign-on bonus payable over three years; and (4) a performance bonus of 20% for the first year. In addition, the Company granted to Mr. Matz stock options to purchase 300,000 shares of Common Stock at an exercise price of $4.4375 per share, of which 75,000 stock options vested on December 31, 1999, and 75,000 vest on each of the second and third of his employment anniversary dates. In the event of a change in control (as such term is defined in the Matz Agreement), Mr. Matz's unvested options will vest.

     The Company entered into an employment agreement effective as of February 27, 1998 (the "Grant Agreement"), with Steven H. Grant, the Company's Executive Vice President, Finance, Chief Financial Officer and Secretary. The Grant Agreement provides for: (1) an employment term of three years which automatically renews for an additional two years unless either Mr. Grant or the Company provides reasonable notice of non-renewal prior to expiration; (2) an annual salary of $200,000; and (3) a $40,000 bonus (which is primarily an acceleration of a deferred sign-on bonus) to be paid upon completion of the Company's filings with the SEC for the year ended December 31, 1997. The Grant Agreement also provides that the Company will provide to Mr. Grant on an annual basis sufficient funds to purchase a term life insurance policy payable to his heirs and a disability insurance policy to provide comparable compensation, including benefits over the life of the agreement. In addition, the Company granted to Mr. Grant stock options to purchase 200,000 shares of Common Stock at an exercise price of $4.6875 per share, of which 50,000 stock options vested on the date of grant and 50,000 stock options vest on each of the three anniversaries following the date of grant. As a result of this new option grant, the previously issued grant for 75,000 shares was canceled. In the event that Mr. Grant's employment with the Company terminates, all stock options that have not yet vested will continue to vest except in the event of a "change in control" whereby the unvested options will accelerate. In the event of his termination without "cause," including due to a "change in control" or a "change in duties" (as such terms are defined in the Grant Agreement), Mr. Grant will be entitled to severance compensation, including all benefits, for a period of 18 to 24 months. The Company is not obligated to pay compensation and benefits under the Grant Agreement if Mr. Grant's employment is terminated for "cause."

     The Company entered into a letter agreement dated as of September 8, 1997 as modified by letters dated July 2, 1998 and August 4, 1998 with Ali Haider (the "Haider Agreements"), the Company's Executive Vice President, Research and Development. The Haider Agreements provide for: (1) an annual salary of $170,000; and (2) a performance bonus of $22,275 for positive first and second quarter 1998 performance. In addition, the Company agreed to grant to Mr. Haider certain stock options. In the event of the termination of Mr. Haider's employment for any reason (other than a criminal act), Mr. Haider is entitled to severance pay in the amount of six months base salary at the greater of Mr. Haider's base salary as of the date of any termination of employment or as of July 27, 1998.

     The Company entered into a letter agreement dated October 13, 1999 and an addendum to the letter dated February 18, 2000 (the "Green Agreements") with James Green, the Company's Vice President, Production. The Green Agreements provide for: (1) an annual salary of $130,000; (2) a performance bonus of $5,000 based on fourth quarter 1999 revenues; and (3) relocation expenses for up to one
(1) year of temporary living expenses and realtor costs not to exceed $20,000. In addition, the Company granted to Mr. Green stock options to purchase 50,000 shares of Common Stock at an exercise price of $7.625 per share of which one-third vests on each of the three anniversaries following the date of grant.

     On October 18, 1999, the Company entered into an addendum to the existing employment agreements with Messrs. Chastelet, Grant, Matz and Haider. On June 9, 2000, the Company entered into an addendum to the existing employment agreement with Mr. Green. Each agreement contains a non-compete clause that is more restrictive than any provision previously applicable to such executives. The addenda also provide for severance payments of up to two years base salary and bonus and acceleration of all stock options following involuntary termination upon a change of control.

SECTION 401(k) PLAN

     In 1997, the Company adopted a 401(k) Salary Savings Plan (the "401(k) Plan") covering the Company's full-time employees located in the United States. The 401(k) Plan is intended to qualify under Section 401(k) of the Internal Revenue Code, so that contributions to the 401(k) Plan by employees or by the Company, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($10,000 in 1999) and to have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching contributions to the

401(k) Plan by the Company on behalf of all participants in the 401(k) Plan. Currently, the Company matches the first 6% of such voluntary contributions at 50% of the amount contributed by the employee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1999, the Compensation Committee of the Board consisted of Messrs. Hamilton and Seifert. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 1999. Additionally, no member of the Compensation Committee is currently or was formally an officer or employee of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 15, 1998, the Company loaned $100,000 to Dr. Zwan, a former director. The loan has a simple interest rate of 9% per annum, is evidenced by an unsecured promissory note and was due December 14, 1999. On February 23, 2000, the loan was paid in full, including accrued interest of approximately $10,000. In accordance with the Company's policy on related party transactions, the loan was approved by the independent members of the Audit Committee of the Board of Directors.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") recommends to the Board compensation for the Company's officers and directors and oversees the administration of the Company's employee stock option and stock purchase plans. All decisions of the Committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board.

COMPENSATION POLICY

     The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plan and otherwise. The Committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long term performance and success of the Company. The Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation package for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Committee attempts to address the unique challenges which are present in the telecommunications industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

     The Committee has relied heavily on the equity/option position of executives as an important mechanism to retain and motivate executives and key employees while at the same time aligning the interests of the executives with the interests of the stockholders generally. The Committee believes that option grants are instrumental in motivating employees to meet the Company's future goals. By working to increase the Company's value, one of the Company's primary performance goals is met and the executives are likewise compensated through option value.

     Section 162(m) of the IRC limits the Company's deduction in any one fiscal year for federal income tax purposes to $1 million per person with respect to the Company's Chief Executive Officer and its four (4) other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Certain performance-based compensation is not included in this $1 million limitation. Stock options with an exercise price equal to 100% of the fair market value at the time of grant may qualify for exclusion from this limitation if the plan under which they are granted meets certain conditions. However, because the net cost of compensation, including its deductibility, is weighed by the Committee against many factors in determining executive compensation the Committee may determine that it is appropriate and in the best interests of the Company to authorize compensation that is not deductible, whether by reason of Section 162(m) or otherwise.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In setting compensation levels for the Chief Executive Officer, the Committee reviews competitive information reflecting compensation practices for similar technology companies and examines the Chief Executive Officer's performance relative to the Company's overall financial results. The Committee also considers the Chief Executive Officer's achievements against pre-established objectives and determines whether the Chief Executive Officer's base salary, target bonus, option grants and target total compensation approximate the competitive range of compensation for chief executive officer positions in the technology industry. In establishing his compensation, the Committee reviews the Chief Executive Officer's performance and compares it with chief executive officers of similar technology companies.

     The Company hired Mr. Chastelet on December 31, 1998 to serve as President and Chief Executive Officer. The Company entered into an employment agreement with Mr. Chastelet which provides for an annual base salary of $275,000. Mr. Chastelet was also eligible to receive performance based stock options in

1999. The performance based options represented twenty-two percent of all options granted to Mr. Chastelet in 1999, and vest after five and one-half years, or immediately upon the Company achieving 80% of revenue and net income targets established by the Committee and the Board. The remaining options granted to Mr. Chastelet in 1999 vest in accordance with the Company's 1996 Stock Option Plan. Overall, Mr. Chastelet's base and incentive compensation are below the median compensation for technology companies, but within the competitive range.

COMPENSATION ARRANGEMENTS GENERALLY

     Overall, the Committee believes that the compensation arrangements for the Company's executives serve the long term interests of the Company and its stockholders and that, in particular, the equity/option positions of executives are an important factor in retaining and attracting key executives. Nonetheless, the Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Committee in such review and analysis.

                                          Compensation Committee:

                                          William Seifert
                                          Dr. William F. Hamilton

     The foregoing report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                               PERFORMANCE GRAPH

                     COMPARISON OF CUMULATIVE TOTAL RETURN

       AMONG DIGITAL LIGHTWAVE, INC., THE NASDAQ TOTAL RETURN INDEX, AND
                         THE NASDAQ NON-FINANCIAL INDEX

                                                                               NASDAQ TOTAL RETURN        NASDAQ NON-FINANCIAL
                                                 DIGITAL LIGHTWAVE, INC.              INDEX                      STOCKS
                                                 -----------------------       -------------------        --------------------
2/7/97                                                   100.00                      100.00                      100.00
12/31/97                                                 104.97                      116.28                      110.91
12/31/98                                                  18.41                      163.96                      162.84
12/31/99                                                 509.44                      303.42                      324.21

     The above graph assumes that $100.00 was invested in the Common Stock and in each index on February 7, 1997, the effective date of the Company's initial public offering. Although the Company has not declared a dividend on its Common Stock, the total return for each index assumes the reinvestment of dividends. Stockholder returns over the period presented should not be considered indicative of future returns. Pursuant to regulations of the SEC, the graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.

                                  PROPOSAL TWO

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan became effective on March 5, 1996. The Company's stockholders are being asked to approve an amended and restated Stock Option Plan (the "Amended Plan") designed to effect the following changes: (i) increase the maximum number of shares that may be issued under the Amended Plan from 5,000,000 shares to 8,000,000 shares; (ii) limit the number of option shares which may be granted to a single individual in a fiscal year to 400,000 shares, except with respect to individuals first hired by the Company who may receive an additional grant of up to 400,000 shares; (iii) authorize the transfer of awards to certain family members and family trusts; (iv) eliminate or modify certain restrictions as permitted by recent amendments to Rule 16b-3 issued by the Securities and Exchange Commission under Section 16(b) of the Securities and Exchange Act of 1934; and (v) modify the provisions governing the options in the event of a change in control of the Company.

     If shareholder approval of the Amended Plan is obtained, the outstanding options under the Stock Option Plan will continue to be governed by their existing terms, unless the Plan Administrator elects to extend one or more features of the Amended Plan to those options. Except as otherwise noted below, the outstanding options have substantially the same terms as are expected for grants made under the Amended Plan.

     Nothing in the Amended Plan prohibits the Company from adopting other equity compensation programs for its employees or directors, including those eligible for grants under the Amended Plan.

     The description of the Amended Plan contained below is qualified in its entirety by reference to the entire provisions of the Amended Plan, which is attached as Appendix A to this Proxy Statement.

                          DESCRIPTION OF AMENDED PLAN

PURPOSE

     The purpose of the Amended Plan is to allow the Company to provide key employees (including officers and directors), non-employee Board members and independent consultants and advisors in the Company's service the continuing opportunity to acquire a meaningful equity interest in the Company as an incentive for them to remain in service. The Board believes that such equity incentives are a significant factor in the Company's ability to attract and retain the key individuals who are essential to the Company's long-term growth and financial success.

SHARE RESERVE

     8,000,000 shares of Common Stock are reserved for issuance under the Amended Plan, including the increase of 3,000,000 shares. Should an outstanding option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Amended Plan. Unvested shares issued under the Amended Plan and subsequently repurchased by the Company at the original option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Amended Plan.

ADMINISTRATION

     The Compensation Committee of the Board will have exclusive authority to administer the Amended Plan with respect to option grants made to the Company's executive officers and independent Board members. The Compensation Committee and a Secondary Committee of one or more Board members will each have separate but concurrent authority to make option grants under that program to all other eligible individuals. The term "Plan Administrator," as used in this Proposal, will mean either the Compensation Committee or the Secondary Committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the Amended Plan. Before the amendment, the Stock Option Plan required that the administration of the Stock Option Plan be performed by certain individuals meeting the requirements of an outdated version of Rule 16b-3 of the Securities Exchange Act of 1934.

ELIGIBILITY

     Employees (including officers), independent Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to receive options granted under the Amended Plan.

     In no event may any single participant in the Amended Plan receive option grants after stockholder approval of the Amended Plan for more than 400,000 shares of common stock in the aggregate per fiscal year, except with respect to individuals first hired by the Company, who may receive an additional option grant in the fiscal year of their hire of up to 400,000 shares. Before the amendment, the Stock Option Plan contained no limit on the number of shares of common stock a single participant could receive per fiscal year.

GRANTS

     The Plan Administrator will have complete discretion to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

PRICE AND EXERCISABILITY

     Each option will have an exercise price per share not less than 100% of the fair market value per share of common stock on the option grant date in the case of incentive stock options or 100% of the fair market value per share of common stock on the option grant date in the case of non-statutory options.

     Each option may generally be exercised for vested shares in a series of installments over a specified period of service measured from the grant date. However, options may be structured to be immediately exercisable for any or all of the option shares. However, any shares acquired under those options will generally be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

     The exercise price may be paid in cash or in shares of the common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a brokerage firm will effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options will generally not be assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime, subject to such limitations as the Plan Administrator may establish from time to time, pursuant to a domestic relations order or to one or more of Optionee's family members or an entity owned, benefiting or controlled by the Optionee or one or more of Optionee's family members. The optionee may also designate one or more beneficiaries to automatically receive his or her outstanding options at death. Before the amendment, options were not assignable or transferable except pursuant to a qualified domestic relations order. The expanded transferability provisions will be extended to the outstanding options.

TERMINATION OF SERVICE

     Upon cessation of service, the optionee will generally have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan

Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.

CANCELLATION/REGRANT PROGRAM

     The Plan Administrator may effect, with the consent of the affected option holders, the cancellation of outstanding options under the Amended Plan in return for the grant of new options for the same or a different number of option shares with an exercise price per share based upon the fair market value of the common stock on the new grant date.

VALUATION

     For all valuation purposes under the Amended Plan, the fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on that date, as reported on the Nasdaq National Market.

VESTING ACCELERATION

     If the Company is acquired by merger or asset sale, each outstanding option that is not to be assumed by the successor corporation will generally automatically accelerate in full, and all unvested shares will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation.

     The Plan Administrator may grant options that become fully exercisable if those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period (not to exceed 18 months) following such acquisition. The Plan Administrator may also have the authority to grant options that will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation.

     The Plan Administrator may extend any of the acceleration provisions of the Amended Plan to one or more outstanding options. Prior to the amendment, the plan was structured so that the options will terminate and cease to be outstanding, whether or not they are exercisable, if the Company is acquired by merger and the outstanding options are not assumed by the successor entity or otherwise continued in effect. The expanded provisions regarding the treatment of options that are not assumed in connection with a merger will be extended to the outstanding options.

     The acceleration of vesting in the event of an acquisition of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal.

CHANGES IN CAPITALIZATION

     If any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Amended Plan,
(ii) the maximum number and/or class of securities for which any one person may be granted stock options per fiscal year or as an initial grant, and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding options thereunder.

FINANCIAL ASSISTANCE

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of options. The Plan Administrator will determine the terms of any such financial assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of options under the Amended Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

AMENDMENT AND TERMINATION

     The Board may amend or modify the Amended Plan at any time, subject to any required shareholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the Amended Plan will terminate on the earliest of (i) March 5, 2006, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

     Options granted under the Amended Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition of the shares is made more than two years after the date the option for those shares is granted and more than one year after the date the option is exercised for such shares. If either of these periods is not met, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date those shares vest over (ii) the exercise price paid for such shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

STOCK AWARDS

     The table below shows, as to the Company's Chief Executive Officer ("CEO"), the four other most highly compensated executive officers (with base salary and bonus for the 1999 fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the 1996 plan and the Amended and Restated 1996 plan from January 1, 1999 through September 1, 2000, together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                                       WEIGHTED AVERAGE
                                                         NUMBER OF SHARES UNDERLYING    EXERCISE PRICE
NAME AND POSITION                                            OPTIONS GRANTED (#)        PER SHARE ($)
-----------------                                        ---------------------------   ----------------
Gerry Chastelet........................................             500,000                $52.4031
  Chairman of the Board, President and Chief Executive
  Officer
Steven H. Grant........................................             216,750                 50.3051
  Executive Vice President, Finance, Chief Financial
  Officer and Secretary
George Matz............................................             219,250                 49.7628
  Executive Vice President, Global Sales
Ali Haider.............................................             256,000                 42.2793
  Executive Vice President, Research and Development
James Green............................................             163,500                 64.0657
  Vice President, Production
Dr. Bryan J. Zwan(1)...................................                  --                      --
  Director
Dr. William F. Hamilton................................              10,000                   4.125
  Director
William Seifert........................................              10,000                   4.125
  Director
Robert F. Hussey(2)....................................              50,000                 99.0313
  Director
Peter A. Guglielmi(3)..................................              50,000                  93.500
  Director
All current executive officers as a group..............           1,355,500                 51.1353
All current independent directors as a group...........             120,000                 80.9089
All employees, including current officers who are not
  executive officers, as a group.......................           1,907,617                 19.7203

---------------

(1) Dr. Bryan J. Zwan resigned on August 22, 2000. Mr. Robert F. Hussey was appointed as his replacement by the Board on August 23, 2000.
(2) Mr. Hussey was appointed by the Board on August 23, 2000 to fill the vacancy created by Dr. Bryan Zwan's resignation.
(3) Mr. Guglielmi was appointed by the Board on August 28, 2000.

     As of September 1, 2000, 3,314,338 shares of common stock were subject to outstanding options under the Amended Plan, and 2,453,097 shares remained available for future issuance, assuming stockholder approval of the 3,000,000-share increase which forms part of this Proposal.

                                 VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock and preferred stock, voting together as a single class, is required to approve the implementation of the Amended Plan. Should such stockholder approval not be obtained, then the 3,000,000 share increase will not be implemented, the options granted on the basis of the 3,000,000 share increase will terminate and cease to be outstanding, and the 1996 Stock Option Plan will not be amended and restated. The 1996 Stock Option Plan will continue to remain in effect and option grants may continue to be made pursuant to the provisions of the 1996 Plan in effect prior to the amendments summarized in this Proposal No. Two.

                               NEW PLAN BENEFITS

     As of September 1, 2000, options to purchase an aggregate of 650,000 shares of the Company's Common Stock have been granted on the basis of the 3,000,000 share increase which forms part of this Proposal No. Two, and such options have been granted under the terms of the Amended Plan, including (i) the limit on the number of shares which may be granted to a single individual in a fiscal year,
(ii) the transferability provisions and (iii) the revised change in control provisions.

     The table below shows, as to the Company's Chief Executive Officer ("CEO"), the four other most highly compensated executive officers (with base salary and bonus for the 1999 fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the 1996 Amended Plan pursuant to the 3,000,000 share increase that is the subject of this Proposal No. Two together with the weighted average exercise price payable per share.

                               NEW PLAN BENEFITS

                                                                                       WEIGHTED AVERAGE
                                                         NUMBER OF SHARES UNDERLYING    EXERCISE PRICE
NAME AND POSITION                                            OPTIONS GRANTED (#)        PER SHARE ($)
-----------------                                        ---------------------------   ----------------
Gerry Chastelet........................................            250,000                 $93.375
  Chairman of the Board, President and Chief Executive
  Officer
Steven H. Grant........................................            100,000                  93.375
  Executive Vice President, Finance, Chief Financial
  Officer and Secretary
George Matz............................................            100,000                  93.375
  Executive Vice President, Global Sales
Ali Haider.............................................            100,000                  93.375
  Executive Vice President, Research and Development
James Green............................................            100,000                  93.375
  Vice President, Production
Dr. Bryan J. Zwan......................................                 --                      --
  Director(1)
Dr. William F. Hamilton................................                 --                      --
  Director
William Seifert........................................                 --                      --
  Director
Robert F. Hussey.......................................                 --                      --
  Director(2)
Peter A. Guglielmi.....................................                 --                      --
  Director(3)
All current executive officers as a group..............            650,000                  93.375
All current independent directors as a group...........                 --                      --
All employees, including current officers who are not
  executive officers, as a group.......................                 --                      --

---------------

(1) Dr. Bryan J. Zwan resigned on August 22, 2000. Mr. Robert F. Hussey was appointed as his replacement by the Board on August 23, 2000.
(2) Mr. Hussey was appointed by the Board on August 23, 2000 to fill the vacancy created by Dr. Bryan Zwan's resignation.
(3) Mr. Guglielmi was appointed by the Board on August 28, 2000.

     Because the grant of options under the Amended Plan is within the discretion of the Plan Administrator, it is impossible to state which eligible individuals will receive future grants and in what amount. However, it is anticipated that grants will continue to be made to independent directors in accordance with the plan Administrator's current practice, which is described under Compensation of Directors, above.

                      RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors recommends a vote IN FAVOR of the approval of the Amended Plan.

                                 PROPOSAL THREE

               RATIFICATION AND SELECTION OF INDEPENDENT AUDITOR
                           (ITEM 3 ON THE PROXY CARD)

     The firm of PricewaterhouseCoopers LLP served as independent auditor for the Company for the fiscal year ended December 31, 1999. The Board of Directors has selected the firm to continue in this capacity for the current fiscal year. Accordingly, the Company is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as independent auditor. In the event that stockholders fail to ratify the section of the independent auditor for the fiscal year ending December 31, 2000, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     The Company anticipates that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to questions at the meeting. THE BOARD RECOMMENDS A VOTE "FOR" SUCH RATIFICATION.

                                 OTHER BUSINESS

     The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals that stockholders desire to have included in the Company's proxy materials for next year's Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices (15550 Lightwave Drive, Clearwater, Florida 33760) no later than May 18, 2001, and must satisfy the conditions established by the SEC for stockholder proposals to be included in such proxy materials.

FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for Fiscal 99 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of this report, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, Digital Lightwave, Inc., 15550 Lightwave Drive, Clearwater, Florida 33760.

                                          By Order of the Board of Directors,

                                          /s/ Steven H. Grant
                                          -----------------------------------
                                          Steven H. Grant
                                          Secretary
Clearwater, Florida

                                   APPENDIX A

                            DIGITAL LIGHTWAVE, INC.

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I.  PURPOSE OF THE PLAN

     This Amended and Restated 1996 Stock Option Plan is intended to promote the interests of Digital Lightwave, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.  ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons. However, any discretionary option grants for members of the Primary Committee must be authorized by a disinterested majority of the Board. In no event shall the Secondary Committee be authorized to grant to any individual options to purchase more than 50,000 shares of Common Stock in the aggregate per fiscal year.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options hereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any stock option thereunder.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

III.  ELIGIBILITY

     A.  The persons eligible to participate in the Plan are as follows:

          (i) Employees,

          (ii) independent members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Each Plan Administrator shall, consistent with the provisions of the Plan and within the scope of its administrative jurisdiction under the Plan, have full authority to determine which eligible persons are to receive option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

IV.  STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 8,000,000 shares. Such reserve shall consist of (i) the 5,000,000 shares initially reserved for issuance over the term of the plan (ii) plus an additional increase of 3,000,000 shares to be approved by the Corporation's stockholders at the 2000 Annual Meeting.

     B. In no event may any individual receive an option grant after the Corporation's 2000 Annual Meeting that would result in such individual being granted options for more than 400,000 shares of Common Stock in the aggregate per fiscal year, except with respect to individuals first hired by the Corporation in that fiscal year, who may receive an additional option grant in the fiscal year of their hire of up to 400,000 shares. These limitations shall not operate to adversely affect options granted prior to stockholder approval of the Plan.

     C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

     D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per fiscal year or as an initial grant, and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                                TERMS OF OPTIONS

I.  GENERAL OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.  EXERCISE PRICE.

        1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date in the case of Incentive Options or not less than one hundred percent (100%) of such Fair Market Value in the case of Non-Statutory Options.

        2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in one or more of the forms specified below:

             (i) cash or check made payable to the Corporation,

             (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

             (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b)'the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.  EFFECT OF TERMINATION OF SERVICE.

        1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

             (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

             (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

             (iii) Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

             (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

        2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

             (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

             (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restriction, except that the Plan Administrator may allow Non-Statutory Options to be transferred or assigned during the Optionee's lifetime, subject to such limitations as the Plan Administrator may establish from time to time, pursuant to a domestic relations order or to one or more of Optionee's family members or an entity owned, benefiting or controlled by the Optionee or one or more of Optionee's family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A.  ELIGIBILITY.  Incentive Options may only be granted to Employees.

     B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.  CORPORATE TRANSACTION

     A. In the event of any Corporate Transaction, each outstanding option under the Plan shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The foregoing notwithstanding, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent:
(i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

     B. All outstanding repurchase rights under the Plan shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Upon the effective date of the Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

     E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Plan so that those options shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Plan so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

     F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Plan so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

     H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

                                 ARTICLE THREE

                                 MISCELLANEOUS

I.  FINANCING

     The Plan Administrator may permit any Optionee to pay the option exercise price by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The Plan Administrator shall establish the terms of any such promissory note (including the interest rate and the terms of repayment) in its sole discretion. In no event may the maximum credit available to the Optionee exceed the lesser of (a) the sum of (i) the aggregate option exercise price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise or (b) one hundred thousand dollars ($100,000).

II.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of such shares. Such right may be provided to any such holder in either or both of the following formats:

        Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective immediately on the Plan Effective Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, however, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The 1996 Stock Option Plan became effective on March 5, 1995. The Board subsequently amended the 1996 Stock Option Plan, as reflected in this document, for submission to the shareholders at the Company's 2000 Annual Meeting. If shareholder approval is not obtained at such meeting, the 1996 Stock Option Plan shall continue in accordance with its terms as in existence before such amendments.

     C. Each outstanding option at the Effective Time shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of each such outstanding option with respect to their acquisition of shares of Common Stock. However, one or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions may, in the Plan

Administrator's discretion, be extended to one or more options outstanding prior to the amendment and restatement which do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest to occur of (i) March 4, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on March 4, 2006, then all option grants outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested shares of Common Stock at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.  USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.  NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A.  BOARD shall mean the Corporation's Board of Directors.

     B.  CODE shall mean the Internal Revenue Code of 1986, as amended.

     C.  COMMON STOCK shall mean the Corporation's common stock.

     D. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     E. CORPORATION shall mean Digital Lightwave, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Digital Lightwave, Inc. which shall by appropriate action adopt the Plan.

     F. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     G. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     H. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     I. INCENTIVE OPTION shall mean an option that satisfies the requirements of Code Section 422.

     J. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     K. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

     L.  1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

     M. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

     N. OPTIONEE shall mean any person to whom an option is granted under the Plan.

     O. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     P. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     Q. PLAN shall mean the Corporation's Amended and Restated 1996 Stock Option Plan, as set forth in this document.

     R. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

     S. PLAN EFFECTIVE DATE shall mean the date the Plan was approved by the Board.

     T. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

     U. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

     V. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     W. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     X. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

     Y. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Z.  10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     AA. WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

                               DIGITAL LIGHTWAVE
                             15550 LIGHTWAVE DRIVE,
                           CLEARWATER, FLORIDA 33760

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Gerry Chastelet and Steven
H. Grant and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Digital Lightwave, Inc. to be held at the Renaissance Vinoy Resort, 501 Fifth Avenue, N.E., St. Petersburg, Florida on Friday, September 29, 2000, at 10:30 a.m., local time, and at any adjournments thereof, and to vote as designated.

1.  ELECTION OF DIRECTORS

    [ ]  FOR all nominees listed below.                                          [ ]  WITHHOLD AUTHORITY
      (except as otherwise indicated)                                        as to all nominees listed below.

NOMINEES:  1. Gerry Chastelet   2. Peter A. Guglielmi   3. Dr. William F. Hamilton    4. Robert F. Hussey

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED:
                            ------------------------

2.  RATIFY AND APPROVE THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN

       [ ]  VOTE FOR            [ ]  VOTE AGAINST            [ ]  ABSTAIN

3. RATIFY AND APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR

       [ ]  VOTE FOR            [ ]  VOTE AGAINST            [ ]  ABSTAIN

and to vote on such other business as may properly come before the meeting

                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                          (Continued on reverse side)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES TO THE BOARD OF DIRECTORS, "FOR" THE AMENDED AND RESTATED STOCK OPTION PLAN, "FOR" THE RATIFICATION OF SELECTION OF THE INDEPENDENT AUDITOR, AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

                                                Date:                     , 2000
                                                      --------------------

                                                --------------------------------
                                                  Signature of Stockholder(s)

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                             THANK YOU FOR VOTING.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.